FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 2, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                  0-26430                    95-4181026
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)





                         3151 EAST WASHINGTON BOULEVARD
                            LOS ANGELES, CALIFORNIA                    90023
                   (Address of Principal Executive Offices)         (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On  June  20,  2003,  the   Registrant's   Board  of  Directors,   upon
recommendation  of the Audit  Committee,  resolved to dismiss  Ernst & Young LLP
("E&Y") as the  Registrant's  independent  public  accountants.

         The Registrant dismissed E&Y on July 2, 2003.

         In addition, on June 20, 2003, the Registrant's Board of Directors, upon recommendation of the Audit Committee, resolved to engage Grant Thornton LLP as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ended December 31, 2003. The engagement of Grant Thornton took effect on July 2, 2003.

         E&Y's reports on the Registrant's consolidated financial statements for either of the two fiscal years ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2002 and through the date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Registrant's consolidated financial statements.

         During 2003, E&Y advised the Registrant and discussed with the Audit Committee of the Registrant's Board of Directors that, due in part to certain acquisitions by the Registrant's subsidiaries in Mexico and modifications to the Registrant's inventory costing methodology, certain improvements in the internal controls of those subsidiaries are necessary to ensure reporting from the subsidiaries would be sufficient for the Registrant to develop reliable financial statements. The Registrant has authorized E&Y to respond to the inquiries of the successor accountant concerning this matter. The Registrant has determined to address the deficiencies identified by E&Y in consultation with its new independent public accountants.

         The Registrant has requested E&Y to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated July 10, 2003, is filed as an Exhibit to this Form 8-K.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of business acquired.

                  None.

         (b) Pro forma Financial Information.

                  None.

         (c) Exhibits.

                  16.1     Letter from Ernst & Young LLP.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TARRANT APPAREL GROUP



Date:    July 10, 2003              By:    /S/ PATRICK CHOW
                                       -----------------------------------------
                                           Patrick Chow, Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1              Letter from Ernst & Young LLP.


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